Confidential Investor Meetings August 20-21, 2008 Exhibit 99.1

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties.  The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s
2007 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7.
Management’s Discussion and Analysis of Financial Condition and Results of
Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 19; (2)
Exelon’s Second Quarter 2008 Quarterly Report on Form 10-Q in (a) Part II, Other
Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1.
Financial Statements: Note 12; and (3) other factors discussed in filings with the
Securities and Exchange Commission by Exelon Corporation and Exelon Generation
Company, LLC (Companies).  Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation.
None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.

Power Team: Value Added Intermediary
Nuclear
Fossil
Hydro
Generation
Power Team
PECO
Wholesale and
Retail Power &
Fuel Markets
Affiliates
Supply Contracts
(Including renewables)
Long-Term Contracts
(Including ComEd)
Market Activity
Power Team manages the interaction between the generation portfolio and the wholesale and retail markets in order to reduce risk and optimize Exelon Generation profitability.

Multi-Regional Generation
Note: Megawatts based on Generation’s ownership as of 12/31/07, using annual mean ratings for nuclear units (excluding Salem) and summer ratings for Salem and the fossil and hydro units.
Midwest Capacity
Owned: 11,388 MW
Contracted: 4,271 MW
Total: 15,659 MW
ERCOT/South Capacity
Owned: 2,222 MW
Contracted: 2,917 MW
Total: 5,139 MW
New England Capacity
Owned: 194 MW
Total Capacity
Owned: 24,808 MW
Contracted: 7,524 MW
Total: 32,332 MW
Generating Plants
Nuclear
Hydro
Coal/Oil/Gas Base-load
Intermediate
Peaker
Mid-Atlantic Capacity
Owned: 11,004 MW
Contracted: 336 MW
Total: 11,340 MW

Total Portfolio Characteristics
The value of our portfolio resides in our nuclear fleet
2008 Expected Total Supply (GWh)
(1)
Nuclear 138,100
Fossil & Hydro
(2)
33,800
Forward & Spot Purchases 17,400
Total 189,300
PECO Load
22%
Actual Hedges
& Open
Position
63%
ComEd Swap
3%
IL Auction
12%
2008 Expected Total Sales (GWh) (1)
(1) As published at Exelon’s 12/19/07 Investor Conference.
(2) Includes purchases related to long-term contracts.

Hedging Targets
Flexibility in our targeted financial hedge ranges allows us to be opportunistic while mitigating downside risk
(1) Percent financially hedged is our estimate of the gross margin that is hedged at a 95% confidence level given the current assessment of market volatility.  The formula is the gross margin at the
5th
percentile / expected gross margin.
Power Team employs commodity hedging
strategies to optimize Exelon
Generation’s earnings:
• Maintain length for opportunistic sales
• Use cross commodity option strategies to
enhance hedge activities
• Time hedging around view of market
fundamentals
• Supplement portfolio with load following
products
• Use physical and financial fuel products to
manage variability in fossil generation output
Target Ranges
90% - 98% 70% - 90% 50% - 70%
~96%
Current Position
Top
of range
Above the
range*
Prompt Year
(2008)
Second Year
(2009)
Third Year
(2010)
Financial Hedging Range
(1)
* Due to ComEd financial swap

87
97
107
8/07 9/07 10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08
7
Market Price Snapshot
Rolling 12 months, as of August 14, 2008. Source: OTC quotes and electronic trading system. Quotes are daily.
7
Forward NYMEX Natural Gas Forward NYMEX Coal
PJM-West and Ni-Hub On-Peak Forward Prices PJM-West and Ni-Hub Wrap Forward Prices
2010
2011
2010
2011
2010 PJM-West
2011 PJM-West
2011 Ni-Hub
2010 Ni-Hub
2010 PJM-West
2011 PJM-West
2011 Ni-Hub
2010 Ni-Hub

Market Price Snapshot
Rolling 12 months, as of August 14, 2008. Source: OTC quotes and electronic trading system. Quotes are daily.
8
8
2010
2011
2010
2011
2010
2011
Houston Ship Channel Natural Gas
Forward Prices
ERCOT North On Peak
Forward Prices
ERCOT North On Peak v. Houston Ship Channel
Implied Heat Rate
ERCOT On Peak Spark Spread
(1)
2011
2010
(1) Assumes a 7.2 Heat Rate, $1.50 O&M, and $.15 adder